SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction incorporation)	(Commission File No.)	(IRS Employer or Identification Number)
10 Lafayette Square, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 857-6987

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99(a) - Statement Under Oath of Principal Executive Officer Regarding
Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99(b) - Statement Under Oath of Principal Financial Officer Regarding
Facts and Circumstances Relating to Exchange Act Filings

ITEM 9.     REGULATION FD DISCLOSURE.

         On August 14, 2002, National Fuel Gas Company’s principal executive officer and principal financial officer each filed with the Securities and Exchange Commission (the "Commission") a sworn statement as required by the Commission’s Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460; June 27, 2002) (the "Order"). Each statement is in the form of Exhibit A to the Order. Copies of the sworn statements are attached as Exhibits 99(a) and 99(b), respectively, to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By: /s/ James R. Peterson
James R. Peterson
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99(a)	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99(b)	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings